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                                                                               .
                                                                               .
EXHIBIT 8.

                     LIST OF ENI'S SUBSIDIARY FOR YEAR 2002

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
Exploration & Production

Agip Algeria Exploration BV                                                   (Netherlands)                        100
Agip Algeria Production BV                                                    (Netherlands)                        100
Agip Angola Exploration BV                                                    (Netherlands)                        100
Agip Angola Production BV                                                     (Netherlands)                        100
Agip Argentina Exploracion y Explotacion SA                                   (Argentina)
Agip Australia BV                                                             (Netherlands)                        100
Agip Australia Ltd                                                            (United Kingdom)                     100
Agip Australia 91-13 Ltd                                                      (United Kingdom)                     100
Agip Azerbaijan BV                                                            (Netherlands)
Agip (BB) Ltd                                                                 (United Kingdom)                     100
Agip (BBH) Ltd                                                                (United Kingdom)                     100
Agip (BBI) Ltd                                                                (United Kingdom)                     100
Agip (BBOH) Ltd                                                               (United Kingdom)                     100
Agip Birch Ltd                                                                (United Kingdom)                     100
Agip (BTC) Ltd                                                                (United Kingdom)
Agip Caspian Sea BV                                                           (Netherlands)                        100
Agip China BV                                                                 (Netherlands)                        100
Agip Congo SA                                                                 (Congo)                              100
Agip Croatia BV                                                               (Netherlands)                        100
Agip Denmark BV                                                               (Netherlands)                        100
Agip Elgin/Franklin Ltd                                                       (United Kingdom)                     100
Agip Energy BV                                                                (Netherlands)                        100
Agip Energy & Natural Resources (Nigeria) Ltd                                 (Nigeria)                            100
Agip Erdoelgewinnung GmbH                                                     (Germany)
Agip Exploration BV                                                           (Netherlands)                        100
Agip Exploration & Production Ltd                                             (United Kingdom)                     100
Agip Forties Ltd                                                              (United Kingdom)                     100
Agip Gabon SA                                                                 (Gabon)                            99.97
AgipGas BV                                                                    (Netherlands)
Agip Guibsen Exploration BV                                                   (Netherlands)                        100
Agip Guyana BV                                                                (Netherlands)
Agip International (NA) NV                                                    (Netherlands Antilles)               100
Agip Investments Plc                                                          (United Kingdom)                     100
Agip Iran BV                                                                  (Netherlands)                        100
Agip Ireland BV                                                               (Netherlands)                        100
Agip Karachaganak BV                                                          (Netherlands)                        100
Agip Kazakhstan North Caspian Operating Co NV                                 (Netherlands)
Agip Kazakhstan Trading Llp                                                   (Kazakhstan)
Agip Malta Exploration BV                                                     (Netherlands)                        100
Agip Management International Services BV                                     (Netherlands)
Agip Mauritania BV                                                            (Netherlands)                        100
Agip Medio Oriente SpA                                                        (Italy)
Agip Middle East BV                                                           (Netherlands)
Agip North Africa BV                                                          (Netherlands)                        100
Agip North Sea Ltd                                                            (United Kingdom)                     100

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
Agip Oil do Brasil SA                                                         (Brazil)                             100
Agip Oil Ecuador BV                                                           (Netherlands)                        100
Agip Oil & Gas Ltd                                                            (United Kingdom)                     100
Agip Oil US Llc                                                               (USA)                                100
Agip Oleoducto de Crudos Pesados BV                                           (Netherlands)
Agip Papalang Ltd                                                             (United Kingdom)                     100
Agip Petroleum BV                                                             (Netherlands)                        100
Agip Petroleum Co Inc                                                         (USA)                                100
Agip Petroleum Exploration Co Inc                                             (USA)                                100
Agip Popodi Ltd                                                               (United Kingdom)                     100
Agip Qatar BV                                                                 (Netherlands)                        100
Agip SpA                                                                      (Italy)
Agip Trading BV                                                               (Netherlands)                        100
Agip Trinidad & Tobago Exploration BV                                         (Netherlands)                        100
Agip Trinidad & Tobago Ltd                                                    (Trinidad)                           100
Agip Tunisia BV                                                               (Netherlands)                        100
Agip (UKCS) Ltd                                                               (United Kingdom)                     100
Agip (UK) Ltd                                                                 (United Kingdom)                     100
Agip (UK) Property Ltd                                                        (United Kingdom)
Agip USA Inc                                                                  (USA)
Agip Venezuela BV                                                             (Netherlands)                        100
Agip Ventures Plc                                                             (United Kingdom)                     100
Agip Yemen BV                                                                 (Netherlands)                        100
Agip Zoca 00-21 BV                                                            (Netherlands)
Agip Zoca 95-18 BV                                                            (Netherlands)
A.K.D. Petroleum Operating BV                                                 (Netherlands)
American Maritime Transport Inc                                               (USA)
Blackfriars Oil & Gas Ltd                                                     (United Kingdom)                     100
British-Borneo Deepwater Llc                                                  (USA)                                100
British-Borneo Marketing Inc                                                  (USA)                                100
British-Borneo Oil & Gas (Nederland) BV (in liquidation)                      (Netherlands)
British-Borneo Petroleum Inc                                                  (USA)                                100
British-Borneo Pipeline Llc                                                   (USA)                                100
British-Borneo Ventures International BV (in liquidation)                     (Netherlands)
Brupex Ltd                                                                    (United Kingdom)                     100
Ce.O.M. - Centro Oceanologico Mediterraneo ScpA                               (Italy)
Hudbay Oil (Indonesia) Ltd (in liquidation)                                   (Canada)
Ieoc Exploration BV                                                           (Netherlands)                        100
Ieoc Production BV                                                            (Netherlands)                        100
Lasmo (Ambalat) Ltd                                                           (United Kingdom)                     100
Lasmo America Ltd                                                             (USA)                               87.8
Lasmo (AUL) Ltd                                                               (USA)                                100
Lasmo (Bukat) Ltd                                                             (United Kingdom)                     100
Lasmo (Cumi-Cumi) Ltd                                                         (United Kingdom)                     100
Lasmo (DMF) Ltd                                                               (United Kingdom)                     100
Lasmo Exploration (Middle East) Ltd                                           (United Kingdom)                     100
Lasmo Finance Inc                                                             (USA)                                100
Lasmo (Ganal) Ltd                                                             (United Kingdom)                     100
Lasmo Grand Maghreb BV                                                        (Netherlands)                        100
Lasmo Grand Maghreb Ltd                                                       (United Kingdom)                     100
Lasmo Holdings BV                                                             (Netherlands)                        100
Lasmo (Indonesia) Ltd                                                         (United Kingdom)                     100
Lasmo Insurance Ltd                                                           (Man Island)                         100
Lasmo (International Exploration) Ltd                                         (United Kingdom)                     100

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
Lasmo International Ltd                                                       (United Kingdom)                     100
Lasmo Investments Ltd                                                         (United Kingdom)                     100
Lasmo Iran Oil Co BV                                                          (Netherlands)
Lasmo Krueng Mane Ltd                                                         (United Kingdom)                     100
Lasmo Kuwait BV                                                               (Netherlands)
Lasmo Madura Ltd (in liquidation)                                             (United Kingdom)
Lasmo Malacca Ltd                                                             (United Kingdom)                     100
Lasmo (Malagot) Ltd                                                           (United Kingdom)                     100
Lasmo (MP) Ltd Sarl (ex Lasmo (MP) Ltd)                                       (Luxembourg)                         100
Lasmo Nederland BV                                                            (Netherlands)                        100
Lasmo North Sea Plc                                                           (United Kingdom)                     100
Lasmo Oil (Algeria) Ltd                                                       (United Kingdom)                     100
Lasmo Oil Development (Canada) Ltd                                            (Canada)
Lasmo Oil & Gas Inc                                                           (USA)                                100
Lasmo Oil (Malacca Strait) Ltd (in liquidation)                               (Canada)
Lasmo Oil Pakistan Ltd                                                        (United Kingdom)                     100
Lasmo Overseas Holding Ltd                                                    (United Kingdom)                     100
Lasmo Overseas Nederland (II) BV                                              (Netherlands)                        100
Lasmo Petroleum Co Tunisia (in liquidation)                                   (USA)
Lasmo Petroleum Development BV                                                (Netherlands)
Lasmo Plc                                                                     (United Kingdom)                     100
Lasmo Rapak Ltd                                                               (United Kingdom)                     100
Lasmo Sanga Sanga Ltd                                                         (Bermuda)                            100
Lasmo Securities Ltd                                                          (United Kingdom)                     100
Lasmo Sesulu Ltd                                                              (United Kingdom)                     100
Lasmo (TNS) Holdings Ltd                                                      (United Kingdom)                     100
Lasmo (TNS) Ltd                                                               (United Kingdom)                     100
Lasmo Trading Ltd                                                             (United Kingdom)                     100
Lasmo Trustee Co Ltd                                                          (United Kingdom)                     100
Lasmo (TTO) Plc                                                               (United Kingdom)                     100
Lasmo Tunisia BV                                                              (Netherlands)                        100
Lasmo (UFAIL) Ltd                                                             (United Kingdom)                     100
Lasmo (UHL) Ltd                                                               (United Kingdom)                     100
Lasmo (ULT) Plc                                                               (United Kingdom)                     100
Lasmo (ULX) Ltd                                                               (United Kingdom)                     100
Lasmo (UOG) Plc                                                               (United Kingdom)                     100
Lasmo (UPET) Inc                                                              (Canada)                             100
Lasmo (USA) Inc                                                               (USA)                                100
Lasmo (VEI) Ltd (in liquidation)                                              (United Kingdom)
Lasmo Venezuela BV                                                            (Netherlands)                        100
Lasmo (WP) Inc                                                                (USA)                                100
London & Scottish Marine Oil Ltd                                              (United Kingdom)                     100
Methodplan Ltd                                                                (United Kingdom)                     100
Monument Energy Ltd                                                           (United Kingdom)                     100
Monument Exploration & Production Ltd                                         (United Kingdom)                     100
Monument Hydrocarbon Holdings Plc                                             (United Kingdom)                     100
Monument (Liverpool Bay) Petroleum Ltd                                        (United Kingdom)                     100
Monument Oil & Gas Plc                                                        (United Kingdom)                     100
Monument Petroleum Mitre Ltd                                                  (United Kingdom)                   99.99
Monument Resources (Caspian) Ltd Sarl (ex Monument Resources (Caspian) Ltd)   (Luxembourg)                         100
Monument Resources International Ltd Sarl (ex Monument Resources              (Luxembourg)                         100
International Ltd)
Monument Resources Ltd                                                        (United Kingdom)                     100
Monument Resources (Taiwan) Ltd Sarl                                          (Luxembourg)
Monument Trustees Ltd                                                         (United Kingdom)                     100

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
Mopeco Ltd (in liquidation)                                                   (Bermuda)
Naoc - Nigerian Agip Oil Co Ltd                                               (Nigeria)                            100
Neptune Oil Ltd                                                               (United Kingdom)                     100
Nigerian Agip Exploration Ltd                                                 (Nigeria)                            100
Nigerian Agip Trustees Ltd                                                    (Nigeria)
Nimex Resources Ltd                                                           (United Kingdom)                     100
Norsk Agip A/S                                                                (Norway)                             100
Oil Exploration (Holdings) Ltd                                                (United Kingdom)                     100
Oil Holdings Ltd                                                              (United Kingdom)
Pennant Insurance Co Ltd                                                      (Bermuda)                            100
Reggente SpA                                                                  (Italy)
Secab Niugini Pty Ltd                                                         (Papua New Guinea)                   100
Societa Petrolifera Italiana SpA                                              (Italy)                            99.96
Stoccaggi Gas Italia SpA                                                      (Italy)                              100
Weddec Plc                                                                    (United Kingdom)


Gas & Power
Acquedotto di Savona SpA                                                      (Italy)                            29.48
Acquedotto Monferrato SpA                                                     (Italy)                            29.48
Acquedotto Vesuviano SpA                                                      (Italy)                            43.97
Adriaplin Doo                                                                 (Slovenia)                         22.42
C.G.E. Consorzio Gestione Energia (in liquidation)                            (Italy)
Compagnia Napoletana di Illuminazione e Scaldamento col Gas SpA               (Italy)                            55.87
Distribuidora de Gas Cuyana SA                                                (Argentina)                        20.05
Energia Sicilia Srl                                                           (Italy)                            43.97
Eni Acqua Campania SpA                                                        (Italy)                            29.32
Eni Espana Comercializadora de Gas SA                                         (Spain)
EniPower Iniziative Industriali Srl                                           (Italy)
EniPower SpA                                                                  (Italy)                              100
EniPower Trading SpA                                                          (Italy)                              100
EniPower Trasmissione SpA                                                     (Italy)                              100
Fiorentina Gas Clienti SpA                                                    (Italy)                            27.64
Fiorentina Gas SpA                                                            (Italy)                            27.64
Gas Brasiliano Distribuidora SA (ex Gas Brasiliano Distribuidora Ltda)        (Brazil)                           88.79
GNL Italia SpA                                                                (Italy)                            59.76
Greenstream BV                                                                (Netherlands)                         75
Greenstream SpA                                                               (Italy)                               75
Inversora de Gas Cuyana SA                                                    (Argentina)                        33.42
Italgas Hellas SpA                                                            (Italy)                            43.97
Italgas Piu SpA                                                               (Italy)                            43.97
Italgas Rete Srl                                                              (Italy)
Lasmo Overseas Nederland (VII) BV                                             (Netherlands)                        100
LNG Shipping SpA                                                              (Italy)                              100
Napoletana Gas Clienti SpA                                                    (Italy)                            55.87
Partecipazioni Industriali SpA                                                (Italy)                            37.37
Samco SA                                                                      (Switzerland)
Scogat - Societe pour la Construction du Gazoduc Transtunisien SA             (Tunisia)                            100
SEF Srl                                                                       (Italy)                               51
Sergaz - Societe de Service du Gazoduc Transtunisien SA                       (Tunisia)                          66.67
Seteap - Servizi Territori Aree Penisola SpA                                  (Italy)
Slim Sicilia SpA                                                              (Italy)                            26.38
Snam International Holding AG                                                 (Switzerland)
Snam Rete Gas SpA                                                             (Italy)                            59.76

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
Snam Trading BV                                                               (Netherlands)
Societa Azionaria per la Condotta di Acque Potabili                           (Italy)                            29.48
Societa Funiviaria Alto Tirreno pA                                            (Italy)
Societa Italiana per il Gas pA                                                (Italy)                            43.97
Tigaz Gepa Kft                                                                (Hungary)
Tigaz Tiszantuli Gazszolgaltato Reszvenytarsasag                              (Hungary)                          27.59
Transmediterranean Pipeline Co Ltd                                            (Jersey)
Trans Tunisian Pipeline Co Ltd                                                (Jersey)                             100



Refining & Marketing
Afi Hotels Ltd (in liquidation)                                               (Italy)
Agip Austria Aktiengesellschaft                                               (Austria)                            100
Agip Benelux BV                                                               (Netherlands)                        100
Agip Bratislava Sro                                                           (Slovakia)                           100
Agip Ceska Republica Sro Clen Koncernu                                        (Czech Republic)                     100
Agip Deutschland AG                                                           (Germany)                            100
Agip do Brasil SA                                                             (Brazil)                             100
Agip Ecuador SA                                                               (Ecuador)                            100
Agip Espana SA                                                                (Spain)                              100
Agip Francaise SA                                                             (France)                             100
Agip Gas Srl                                                                  (Italy)
Agip Hungaria Rt                                                              (Hungary)                          99.41
Agip Lubricantes SA                                                           (Argentina)                          100
Agip Lubricants (Pty) Ltd                                                     (South Africa)                       100
Agip Pannonia Kft                                                             (Hungary)                          99.41
Agip Portugal - Combustiveis SA                                               (Portugal)                           100
Agip Praha AS                                                                 (Czech Republic)                     100
Agip Romania SA                                                               (Romania)                            100
Agip Schmiertechnik GmbH                                                      (Germany)                            100
Agip Slovenija Doo                                                            (Slovenia)                           100
Agip Slovensko Sro                                                            (Slovakia)                           100
Agip (Suisse) SA                                                              (Switzerland)                        100
Agip Trading Services BV                                                      (Netherlands)
Agip Trading Services Ltd                                                     (United Kingdom)
American Agip Co Inc                                                          (USA)                                100
Atriplex Servizi Logistici e Trasporti Srl                                    (Italy)                              100
Atriplex Srl                                                                  (Italy)                              100
Big Bon Distribuzione SpA                                                     (Italy)                              100
Consorzio AgipGas Sabina                                                      (Italy)
Consorzio Cogenerazione Fornovo                                               (Italy)
Consorzio Condeco Santapalomba                                                (Italy)
Costiero Gas Livorno SpA                                                      (Italy)                               65
Ecofuel SpA                                                                   (Italy)                              100
Eni Portugal Investment SpA                                                   (Italy)                              100
Esacontrol SA                                                                 (Ecuador)
Esain SA                                                                      (Ecuador)                            100
Galatea Srl (in liquidation)                                                  (Italy)
Hotel Assets Ltd                                                              (United Kingdom)
Italiana Petroli Srl                                                          (Italy)                              100
Kerocosmo Petroli SpA                                                         (Italy)                              100
Nefto - Agip                                                                  (Russia)
Petrolig Srl                                                                  (Italy)                               70

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
Petroven Srl                                                                  (Italy)                               68
Praoil Oleodotti Italiani SpA                                                 (Italy)                              100
Raffineria di Gela Srl                                                        (Italy)                              100
Reful Srl                                                                     (Italy)                              100
Re.Gas Srl                                                                    (Italy)
Romania Petrol Distributie Srl (in liquidation)                               (Romania)
SDCL - Societe de Distribution de Carburants et Lubrifiants SA                (France)                             100
Seapad Srl                                                                    (Italy)
Tecnoesa SA                                                                   (Ecuador)


Petrochemical
Ambiente SpA                                                                  (Italy)                            99.99
Anic Partecipazioni SpA (in liquidation)                                      (Italy)
Brindisi Servizi Generali Scarl                                               (Italy)
Chemtrade (Proprietary) Ltd (in liquidation)                                  (South Africa)
Conserv Inc                                                                   (USA)
Consorzio Centro Ricerche Sud (in liquidation)                                (Italy)
Consorzio Corisa (in liquidation)                                             (Italy)
Consorzio Utenti Acquedotti Industriali ed Altri Servizi di Interesse         (Italy)
Collettivo SpA
Dunastyr Polystyrene Manufacturing Co Ltd                                     (Hungary)                            100
Ecocarb Srl                                                                   (Italy)
EniChem Deutschland GmbH                                                      (Germany)                            100
EniChem do Brasil Ltda (in liquidation)                                       (Brazil)
EniChem International Holding BV (in liquidation)                             (Netherlands)
EniChem (Singapore) Pte Ltd (in liquidation)                                  (Singapore)
EniChem SpA                                                                   (Italy)                            99.99
Fosfotec Srl (in liquidation)                                                 (Italy)
IFM Ferrara Scarl                                                             (Italy)
Industria Siciliana Acido Fosforico - ISAF - SpA (in liquidation)             (Italy)
Ing. Luigi Conti Vecchi SpA                                                   (Italy)                            99.99
Iniziative e Sviluppo di Attivita Industriali - I.S.A.I. SpA (in liquidation) (Italy)
Kelvin Terminals Koelveem BV                                                  (Netherlands)
Marghera Butadiene SpA                                                        (Italy)                              100
Marghera Servizi Industriali Srl                                              (Italy)
Nucleco Societa per l'Ecoingegneria Nucleare SpA                              (Italy)
Oleodotto del Reno SA                                                         (Switzerland)
Polimeri Europa Americas Inc (ex EniChem Americas Inc)                        (USA)                                100
Polimeri Europa Benelux SA (ex EniChem Benelux SA)                            (Belgium)                            100
Polimeri Europa Distribution France SAS (ex EniChem France SA)                (France)                             100
Polimeri Europa Distribution SAS (ex EniChem Distribution SA)                 (Switzerland)                        100
Polimeri Europa Elastomeres France SA (ex EniChem Elastomeres France SA)      (France)                             100
Polimeri Europa France Snc (ex Copenor GIE)                                   (France)                             100
Polimeri Europa GmbH                                                          (Germany)                            100
Polimeri Europa Hellas SA                                                     (Greece)
Polimeri Europa Iberica SA (ex EniChem Iberica SA)                            (Spain)                              100
Polimeri Europa Kimya Urunleri Ticaret Ltd Sirketi                            (Turkey)
Polimeri Europa Norden AS                                                     (Denmark)
Polimeri Europa Pacific Ltd (ex EniChem Pacific Ltd)                          (China)                              100
Polimeri Europa Polska Sp z oo                                                (Poland)
Polimeri Europa Portugal SA                                                   (Portugal)
Polimeri Europa SpA                                                           (Italy)                              100
Polimeri Europa UK Ltd (ex EniChem UK Ltd)                                    (United Kingdom)                     100
Rheinische Oelleitungs Gesellschaft mbH                                       (Austria)

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
Sudpetrol AG Fuer Erdoelwirtschaft                                            (Germany)


Oilfield Services and Engineering
Oilfield Services

Bos Corp. Inc                                                                 (USA)
Bos Italia Srl                                                                (Italy)                               43
Bos-Sofresid-Algerie SpA                                                      (Algeria)                          42.98
Bouygues Offshore Congo SA                                                    (Congo)                            42.99
Bouygues Offshore Ltd                                                         (United Kingdom)                      43
Bouygues Offshore Mexicana SA De CV                                           (Mexico)
Bouygues Offshore Singapore Private Ltd                                       (Singapore)                           43
Bouygues Offshore-UIE Ltd                                                     (United Kingdom)                      43
Bouygues Offshore Venezuela SA                                                (Venezuela)
Camom Engineering Services Co Ltd                                             (Nigeria)                          42.57
Camom Gesellschaft fur Instandhaltung und Montagen GmbH                       (Germany)                             43
Camom Industrie Instandhaltung Verwaltungs GmbH                               (Germany)
Camom SA                                                                      (France)                              43
Canalisations, Tuyauteries Soudees SA                                         (France)                           42.99
Conception Maintenance Petrochimique de l'Ouest                               (France)                           42.99
Consorzio Saipem Energy International - Tecnomare                             (Italy)
Consorzio Saitre                                                              (Italy)
Consorzio Sapro                                                               (Italy)
Csmi Snc                                                                      (France)                              43
Delong Corporation                                                            (USA)
Delta Etudes Maintenance Snc                                                  (France)
Doris Engineering Canada Ltd                                                  (Canada)
Doris Engineering SA                                                          (France)
EMC Netherlands BV                                                            (Netherlands)                      75.06
Entreprise Nouvelle Marcellin SA                                              (France)                              43
ERS - Equipment Rental & Services BV                                          (Netherlands)                         43
European Marine Contractors Llc                                               (USA)                              75.06
European Marine Contractors Ltd                                               (United Kingdom)                   75.06
European Marine Investments Ltd                                               (United Kingdom)                    94.3
Global Petroprojects Services AG SA Ltd                                       (Switzerland)                         43
Hazira Cryogenic Engineering & Construction Management Private Ltd            (India)                            23.65
Hazira Marine Engineering & Construction Management Private Ltd               (India)
Intermare Sarda SpA                                                           (Italy)                               43
International Maintenance Expertise Sarl                                      (France)                              43
Lipardiz Consultadoria Economica e Participacoes Lda                          (Portugal)
Moss Maritime AS                                                              (Norway)                              43
Moss Maritime Inc                                                             (USA)                                 43
Moss Offshore AS                                                              (Norway)                              43
Nigerian Services & Supply Co Ltd                                             (Nigeria)                           25.8
Offshore Design Engineering Ltd                                               (United Kingdom)                    21.5
Petrex SA                                                                     (Peru)                                43
Petro-Marine/BCI Engineering Inc                                              (USA)                                 43
Petromar Lda                                                                  (Angola)                            30.1
Piccadillus Consultadoria Economica e Participacoes Lda                       (Portugal)
PT Bouygues Offshore Indonesia Ll                                             (Indonesia)                           43
PT Saipem Indonesia                                                           (Indonesia)                           43
PT Sofresid Indonesia Ll                                                      (Indonesia)
Saibos Construcoes Maritimas Lda                                              (Portugal)                            43

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
Saibos do Brasil Lda                                                          (Brazil)
Saibos Fze                                                                    (United Arab Emirates)                43
Saibos (Services) SAS                                                         (France)                              43
Saipem Argentina S.A.M.I.C. Y F                                               (Argentina)
Saipem Asia Sdn Bhd                                                           (Malaysia)                            43
Saipem Australia Pty Ltd                                                      (Australia)                           43
Saipem Contracting Nigeria Ltd                                                (Nigeria)                          41.71
Saipem do Brasil Ltda                                                         (Brazil)                              43
Saipem Energy International Ltd                                               (United Kingdom)                      43
Saipem Energy International SpA                                               (Italy)                               43
Saipem Hellas Administration and Management of Ships Single Member Llc        (Greece)                              43
Saipem Holding France SAS                                                     (France)                              43
Saipem Inc                                                                    (USA)                                 43
Saipem International BV                                                       (Netherlands)                         43
Saipem Logistics Services Ltd                                                 (Nigeria)
Saipem Luxembourg SA                                                          (Luxembourg)                          43
Saipem (Malaysia) Sdn Bhd                                                     (Malaysia)                          17.2
Saipem Mediterranean Services Llc                                             (Croatia)                             43
Saipem (Nigeria) Ltd                                                          (Nigeria)                          38.45
Saipem - Perfuracoes e Construcoes Petroliferas America do Sul Lda            (Portugal)                            43
Saipem (Portugal) - Comercio Maritimo, Sociedade Unipessoal Lda               (Portugal)                            43
Saipem (Portugal) - Gestao de Participacoes SGPS Sociedade Unipessoal SA      (Portugal)                            43
Saipem SA (ex Bouygues Offshore SA)                                           (France)                              43
Saipem SpA                                                                    (Italy)                               43
Saipem UK Ltd                                                                 (United Kingdom)                   55.83
SAIR Construcoes Mecanicas de Estruturas Maritimas Lda                        (Portugal)                         36.98
Sasp Offshore Engineering UK Ltd                                              (United Kingdom)
Saudi Arabian Saipem Ltd                                                      (Saudi Arabia)                      25.8
Savico Scarl (in liquidation)                                                 (Italy)
Sb Construction and Maritime Services BV                                      (Netherlands)                         43
Sea Tank Co SA                                                                (France)
Sechaud & Bossuyt Sud Est                                                     (France)
Services et Equipements Gaziers et Petroliers SA                              (France)                            42.9
Societe Civile Immobiliere Le Moulin de Saint Antoine                         (France)
Societe de Construction d'Oleoducs Snc                                        (France)                              43
Societe de Pose de Pipelines Snc                                              (France)
Societe d'Etudes d'Oleoducs Snc                                               (France)                              43
Societe Nouvelle Technigaz SA                                                 (France)                           42.98
Societe Robilliart SA                                                         (France)
Sofresid Aquitaine SA                                                         (France)                            42.8
Sofresid Conseil SA                                                           (France)                           42.95
Sofresid Group SA                                                             (France)                              43
Sofresid Nord Snc                                                             (France)                              43
Sofresid Ouest SA                                                             (France)                           42.98
Sofresid Provence Snc                                                         (France)                              43
Sofresid SA                                                                   (France)                              43
Sonsub A/S                                                                    (Norway)                              43
Sonsub Asia Sdn Bhd (in liquidation)                                          (Malaysia)
Sonsub Inc                                                                    (USA)                                 43
Sonsub International BV                                                       (Netherlands)                         43
Sonsub International Pty Ltd                                                  (Australia)                           43
Sonsub Ltd                                                                    (United Kingdom)                      43
Sonsub SpA                                                                    (Italy)                               43
Star Gulf Free Zone Co                                                        (United Arab Emirates)                43

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
Studeurop SA                                                                  (France)                              43
Tecnoprojecto Internacional Projectos e Realizacoes Industriais SA            (Portugal)                         36.55
Union Industrielle pour le Cameroun Sarl                                      (Camerun)                             43



Engineering

Andromeda Consultoria Tecnica e Representacoes Ltda                           (Brazil)                             100
Aquater SpA                                                                   (Italy)                              100
ASG Scarl                                                                     (Italy)                            55.34
Consorzio Bonifica Aree e Siti Inquinati                                      (Italy)
Consorzio Ras - Realizzazioni Attraversamenti Sotterranei (in liquidation)    (Italy)
Modena Scarl                                                                  (Italy)                            59.33
Rodano Consortile Scarl                                                       (Italy)                            53.57
Snamprogetti Africa Nigeria Ltd (SANL)                                        (Nigeria)
Snamprogetti Engineering BV                                                   (Netherlands)                        100
Snamprogetti France Sarl                                                      (France)                             100
Snamprogetti Ltd                                                              (United Kingdom)                   99.99
Snamprogetti Management Services SA (ex Snamprogetti International SA)        (Switzerland)                      99.99
Snamprogetti Netherlands BV                                                   (Netherlands)                        100
Snamprogetti Saudi Arabia Ltd                                                 (Saudi Arabia)                        60
Snamprogetti Services SpA                                                     (Italy)                              100
Snamprogetti SpA                                                              (Italy)                              100
Snamprogetti Sud SpA                                                          (Italy)                              100
Snamprogetti USA Inc                                                          (USA)                              99.99



Other activities

Financial

Eni Coordination Center SA                                                    (Belgium)                            100
Eni International BV (ex Agip International BV)                               (Netherlands)                        100
Inversiones Venimmo CA (in liquidation)                                       (Venezuela)
Padana Assicurazioni SpA                                                      (Italy)                            99.73
Serleasing SpA                                                                (Italy)                            99.61
Societa Finanziamenti Idrocarburi - Sofid - SpA                               (Italy)                            99.61
Societa Finanziaria Eni SpA Enifin                                            (Italy)                              100
Sofid Agenzia Assicurativa Srl                                                (Italy)
Sofidsim - Societa di Intermediazione Mobiliare SpA                           (Italy)                            99.61
Sofid Vita SpA                                                                (Italy)



Other Society

Agenzia Giornalistica Italia SpA                                              (Italy)                              100
Consorzio Infoter - Informatica per il Territorio (in liquidation)            (Italy)
Eni Corporate University SpA                                                  (Italy)                              100
EniData SpA                                                                   (Italy)                              100
Eni International Bank Ltd                                                    (Bahamas)                            100
Eni Servizi Amministrativi SpA                                                (Italy)                              100

                                                                                                              Eni's
                                                                                                              interest
Subsidiary                                                                    Country of Incorporation        (%)
----------                                                                    ------------------------        --------
EniTecnologie SpA                                                             (Italy)                              100
Eurosolare SpA                                                                (Italy)                              100
Immobiliare Est SpA                                                           (Italy)
Insartel Srl (in liquidation)                                                 (Italy)
Servizi Aerei SpA                                                             (Italy)                              100
Servizi Fondo Bombole Metano SpA                                              (Italy)
Servizi Turistici Grantour SpA                                                (Italy)                              100
Sieco SpA                                                                     (Italy)                            90.88
Sviluppo Tecnologie Industriali Srl                                           (Italy)
Tecnomare SpA                                                                 (Italy)                            57.15
Tecnomare (UK) Ltd                                                            (United Kingdom)
Territorio e Impresa SpA (ex EniSud SpA )                                     (Italy)                              100
Venezia Tecnologie SpA                                                        (Italy)